CONCENTRATION OF RISK	12 Months Ended
Dec. 31, 2011
Risks and Uncertainties [Abstract]
CONCENTRATION OF RISK
15.           CONCENTRATION OF RISK

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and short-term investments.

The Group maintains cash and cash equivalents with the Bank of China, Industrial and Commercial Bank of China, China Construction Bank and Nan-Yang Commercial Bank in the PRC and Citibank, N.A. in the U.S.

Concentrations of credit risk with respect to accounts receivable are minimal because the Group has many different customers.  The Group also performs ongoing credit evaluations of its customers’ financial conditions and, as a result, does not require collateral for Accounts Receivable.

During 2011, the Group was dependent on two major suppliers Momentive (Hexion /Bakelite AG) and Speed Fair (Xiamen) Co., Ltd. for cast resin, which accounted for 0.93% (0.82% in 2010) and 1.28% (0.89% in 2010) of total purchases, respectively.  Additionally, the Group was dependent on two major suppliers: Wuhan Steel Processing Co., Ltd., and Thyssenkrupp Electrical Steel GmbH  for silicon steel, which accounted for 26.7% (2010: 18.84%), 11.12% (2010: 18.53%)  of total purchases, respectively. The Group is also dependent on Hainan Xinlong Copper Co. Ltd., Jiangyin Copper Co., Ltd., and Shanghai Congxin Electric Co. Ltd. for copper and aluminum, which accounted for 5.02% (2010: 5.09%) and 7.06% (2010: 5.53%) and 9.42% (2010: 7.5%) of total purchases, respectively.

A significant portion of our sales revenues is concentrated on one OEM, which is our largest customer.  Sales to our largest customer accounted for 13.6%, 9.1% and 17.7% for years 2011, 2010 and 2009, respectively.